                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                          ____________________________

                                    FORM 8-K

                          ___________________________

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                 March 25, 1996



                        CABLEVISION SYSTEMS CORPORATION
             (Exact Name of Registrant as specified in its charter)


                                    Delaware
                            (State of Incorporation)


     1-9046                                             11-2776686
(Commission File Number)                             (IRS Employer
                                                  Identification Number)


                 One Media Crossways, Woodbury, New York  11797
                    (Address of principal executive offices)

              Registrant's telephone number, including area code:
                                 (516) 364-8450

     Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

          (b) Pro Forma Financial Information

          Cablevision Systems Corporation (the "Company") files herewith the pro forma financial information that would be required pursuant to Article 11 of Regulation S-X for the year ended December 31, 1995.


             CONDENSED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

     The following condensed pro forma consolidated balance sheet as of December 31, 1995 presents the Company's financial position as adjusted to give effect to
(i) the transactions involving V Cable, Inc. (the "V Cable Transactions") described in the Company's Form 10-K for the year ended December 31, 1995 (the "Form 10-K") and the offering (the "Series L Preferred Stock Offering") by the Company of 65,000 shares of the Company's 11 1/8% Series L Redeemable Exchangeable Preferred Stock (the "Series L Preferred Stock") and the application of the net proceeds therefrom, in each case, as if they had occurred as of that date and (ii) the cancellation of treasury shares held by the Company and its subsidiaries. The following condensed pro forma consolidated statement of operations for the year ended December 31, 1995 presents the Company's consolidated results of operations as adjusted to give effect to (i) the acquisition of Cablevision of Boston Limited Partnership ("Cablevision of Boston") on December 15, 1995, (ii) the redemption by the Company of the Company's Series E Preferred Stock on November 2, 1995 and the issuances in September 1995 of the Company's 11 3/4% Series G Redeemable Exchangeable Preferred Stock and in November 1995 of the Company's 9 1/4% Senior Subordinated Notes due 2005 and the Company's 8 1/2% Series I Cumulative Convertible Exchangeable Preferred Stock ("Series I Preferred Stock") and the application of the net proceeds to the Company from such offerings to repay bank indebtedness (the "1995 Refinancings") and (iii) the V Cable Transactions and the Series L Preferred Stock Offering and the application of the net proceeds therefrom, in each case, as if they had occurred as of the beginning of the period presented. The condensed pro forma consolidated financial statements should be read in conjunction with the notes thereto and the historical consolidated financial statements included in the Form 10-K. The pro forma financial information is not necessarily indicative of what the actual financial position or results of operations of the Company would have been had the transactions occurred on the dates indicated nor does it purport to indicate the future results of operations or the future financial condition of the Company.

                CABLEVISION SYSTEMS CORPORATION AND SUBSIDIARIES

                 CONDENSED PRO FORMA CONSOLIDATED BALANCE SHEET

                               DECEMBER 31, 1995
                             (DOLLARS IN THOUSANDS)

                                                                                    PRO FORMA ADJUSTMENTS*
                                                                                    ----------------------
                                                                                  V CABLE            CANCELLATION
                                                                             TRANSACTIONS AND        OF TREASURY
                                                              HISTORICAL     SERIES L OFFERING         SHARES         PRO FORMA
                                                              ----------     -----------------       ------------     ---------
ASSETS
Cash and cash equivalents..................................      $15,332          $      36(1)                       $    15,368
Accounts receivable, trade.................................      100,506              1,004(1)                           101,510
Notes and other receivables................................       16,762                348(1)                            17,110
Prepaid expenses and other current assets..................       19,353                404(1)                            19,757
Property, plant and equipment, net.........................    1,026,355            101,439(1)                         1,127,794
Investments in and advances to affiliates..................      148,254                 75(1)                           148,329
Feature film inventory.....................................      143,916                                                 143,916
Intangible assets, net.....................................      956,058            138,313(3)                         1,094,371
Deferred financing, interest expense and other costs, net..       75,769            (28,798)(2)                           46,971
                                                             -----------          ---------                          -----------
                                                             $ 2,502,305          $ 212,821                          $ 2,715,126
                                                             ===========          =========                          ===========

LIABILITIES AND STOCKHOLDERS' DEFICIENCY
Accounts payable...........................................  $   156,470            $11,386(1)                       $   167,856
Accrued expenses...........................................      228,010             12,233(1)                           240,243
Accounts payable to affiliates.............................       12,708                                                  12,708
Feature film rights payable................................      128,000                                                 128,000
Bank debt..................................................      992,469            491,803(2)                         1,484,272

Senior debt................................................      898,803           (898,803)(2)                               --
Senior debentures..........................................      923,608                                                 923,608
Subordinated notes payable.................................      141,268                                                 141,268
Obligation to related party................................      192,945                                                 192,945
Capital lease obligations and other debt...................        8,014            214,000(1)                             8,014
                                                                                   (214,000)(2)
                                                             -----------          ---------                          -----------
                                                               3,682,295           (383,381)                           3,298,914
                                                             -----------          ---------                          -----------
Deficit investment in affiliates...........................      453,935                                                 453,935
                                                             -----------          ---------                          -----------
Series G Redeemable Exchangeable Preferred Stock...........      257,751                                                 257,751
                                                             -----------          ---------                          -----------
Series L Redeemable Exchangeable Preferred Stock...........                         650,000(2)                           650,000
                                                             -----------          ---------                          -----------

Stockholders' deficiency:


 Preferred stock...........................................           15                                                      15
 Common stock..............................................          258                                  (11)(4)            247
 Paid-in capital...........................................      247,671            (25,000)(2)       (60,381)(4)        162,290
 Accumulated deficit.......................................   (2,079,228)           (28,798)(2)                       (2,108,026)
                                                             -----------          ---------           -------        -----------
                                                              (1,831,284)           (53,798)          (60,392)        (1,945,474)
Less, treasury stock, at cost (1,091,553 shares)...........      (60,392)                              60,392(4)              --
                                                             -----------          ---------           -------        -----------
                                                              (1,891,676)           (53,798)               --         (1,945,474)
                                                             -----------          ---------           -------        -----------
                                                             $ 2,502,305          $ 212,821                --        $ 2,715,126
                                                             ===========          =========           =======        ===========

______________________
* See Note A of Notes to Condensed Pro Forma Consolidated Financial Statements.

                CABLEVISION SYSTEMS CORPORATION AND SUBSIDIARIES

            CONDENSED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1995
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                    PRO FORMA ADJUSTMENTS*
                                                                                    ----------------------
                                                                                                         V CABLE
                                                              CABLEVISION OF         1995           TRANSACTIONS AND
                                             HISTORICAL          BOSTON           REFINANCING       SERIES L OFFERING    PRO FORMA
                                             ----------       --------------      -----------       -----------------    ---------
Net Revenues.........................       $1,078,060         $59,818(5)                             $76,568(11)        $1,214,446
                                            ----------         ----------                             ----------         ----------
Operating expenses:
 Technical...........................          412,479          27,315(5)                              34,895(11)           474,689
  Selling, general and

        administrative...............          266,209          18,759(5)                              19,875(11)           302,743

                                                                (2,100)(6)
 Depreciation and amortization.......          319,929           8,189(5)                              36,329(11)           375,777
                                                                10,730(6)                                 600(14)
                                            ----------         -------                                -------            ----------

                                               998,617          62,893                                 91,699             1,153,209
                                            ----------         -------                                -------            ----------

 Operating profit (loss).............           79,443          (3,075)                               (15,131)               61,237
Other income (expense)
 Interest expense....................         (313,850)         (9,863)(5)         (2,399)(8)         (26,157)(11)         (230,736)

                                                                 3,104(7)          40,771(9)           84,463(12)
                                                                                   (6,805)(10)
 Interest income.....................            1,963             211(5)                                  70(11)             2,244
 Share of affiliates' net loss.......          (93,024)                                                 2,840(11)           (90,184)

  Write off of deferred financing
        costs........................           (5,517)                                                                      (5,517)

 Gain on sale of programming and
    affiliate interests..............           35,989                                                                       35,989

 Provision for preferential payment
        to related party.............           (5,600)                                                                      (5,600)

 Minority interest...................           (8,637)                                                                      (8,637)

 Miscellaneous, net..................           (8,225)           (231)(5)                               (241)(11)           (8,697)

                                            ----------         -------            -------             -------            ----------
Net loss.............................         (317,458)         (9,854)            31,567              45,844              (249,901)

Preferred stock dividend
     requirement.....................          (20,249)                           (47,869)(9)         (75,386)(13)         (136,291)

                                                                                    7,213(10)
                                            ----------         -------            -------             -------            ----------
Net loss applicable to common
 shareholders........................         (337,707)        $(9,854)           $(9,089)           $(29,542)            $(386,192)

                                            ==========         =======            =======            ========            ==========
Net loss per common share............          $(14.17)                                                                     $(15.77)

                                            ==========                                                                   ==========

Average number of common shares
 outstanding (in thousands)..........           23,826             656(5)                                                    24,482

                                            ==========         =======                                                   ==========
----------------------

* See Note B of Notes to Condensed Pro Forma Consolidated Financial Statements.

                CABLEVISION SYSTEMS CORPORATION AND SUBSIDIARIES

         NOTES TO CONDENSED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS


NOTE A --NOTES TO CONDENSED PRO FORMA CONSOLIDATED BALANCE SHEET AS OF DECEMBER 31, 1995

V CABLE TRANSACTIONS AND THE SERIES L PREFERRED STOCK OFFERING

(1) As a result of the proposed acquisition of the 80% of partnership interests in U.S. Cable not already owned by V Cable, Inc. ("V Cable"), the assets and liabilities of U.S. Cable Television Group, L.P. ("U.S. Cable") will be combined with the Company's consolidated balance sheet amounts. The adjustments referenced by this Note (1) reflect the consolidation of such amounts as of the balance sheet date.

(2) In connection with the V Cable Transactions, the Company will repay existing V Cable senior debt to GECC totalling $898,803,000, existing U.S. Cable debt totalling $214,000,000 and redeem outstanding U.S. Cable preferred stock amounting to $4,000,000. Funds will be provided from a new V Cable credit facility amounting to $438,803,000, borrowings of $53,000,000 under the Credit Agreement and from the net proceeds of $625,000,000 (net of $25,000,000 of expenses) from the issuance of the Company's Series L Preferred Stock. Deferred interest expense and financing costs of $28,798,000 will be written off in connection with the V Cable Transactions.

(3) Represents the excess ($138,313,000) of the purchase price of U.S. Cable over the value of the net liabilities acquired.

CANCELLATION OF TREASURY SHARES

(4) The Company will cancel 1,091,553 shares of Class A Common Stock held as treasury shares.

NOTE B--NOTES TO CONDENSED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER
        31, 1995

CABLEVISION OF BOSTON ACQUISITION

(5) As a result of the acquisition of Cablevision of Boston on December 15, 1995 (and related issuance of approximately 688,000 shares of the Company's Class A Common Stock), the results of operations of Cablevision of Boston will be combined with the Company's consolidated results of operations. The adjustments referenced by this Note (5) reflect the consolidation of such amounts for the period January 1, 1995 through December 14, 1995.

(6) Represents the amortization, based on an average 10-year life, of the excess cost over fair value of assets acquired of $10,976,000 for the period, offset by the elimination of pre-acquisition amortization of intangibles of $246,000 and the elimination from selling, general and administrative expenses of management fees payable of $2,100,000 resulting from the Cablevision at Boston Acquisition.

(7) Represents interest expense of $6,425,000 attributable to $76,583,000 of bank debt (8.8% interest rate) reduced by pre-acquisition interest expense of $9,529,000 incurred by Cablevision of Boston on its bank debt and debt owed to Charles F. Dolan and the Company.

1995 REFINANCINGS

(8) Represents additional interest expense and amortization of deferred financing costs in connection with the issuance of the Company's 9 1/4% Senior Subordinated Notes due 2005 offset by a reduction of interest expense resulting from the repayment of bank debt bearing interest at 8.8%.

(9) Represents a reduction in interest expense resulting from the repayment of bank debt at a rate of 8.8% with the proceeds of the Company's 11 3/4% Series G Redeemable Exchangeable Preferred Stock (the "Series G Preferred Stock") and the Series I Preferred Stock and reflects the dividends payable on the Series G Preferred Stock and the Series I Preferred Stock.

(10) Represents an increase in interest expense related to additional bank borrowings at 8.8% used to redeem the Series E Preferred Stock and the elimination of dividends payable on the Series E Preferred Stock.

V CABLE TRANSACTIONS AND THE SERIES L PREFERRED STOCK OFFERING

(11) As a result of the proposed acquisition of the 80% of partnership interests in U.S. Cable not already owned by V Cable, the results of operations of U.S. Cable will be combined with the Company's consolidated results of operations. The adjustments referenced by this Note (11) reflect the consolidation of such amounts for the year ended December 31, 1995 and the elimination of the Company's share of losses in U.S. Cable previously recorded on the equity basis.

(12) Represents the reduction in interest expense resulting from (i) the repayment of $898,803,000 of V Cable debt and $214,000,000 of U.S. Cable debt and (ii) the elimination of amortization of deferred interest and financing costs related to the repayment of debt, offset by the increase in interest expense and amortization of deferred financing costs related to additional bank borrowings of $491,803,000.

(13) Represents the dividends payable on the Series L Preferred Stock.

(14) Represents the amortization, based on an average 10-year life, of the excess cost over fair value of assets acquired of $138,313,000 offset by the elimination of pre-acquisition amortization of intangibles.

                                   SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              CABLEVISION SYSTEMS CORPORATION



                              By:  /s/ Barry J. O'Leary
                                 ------------------------------
                                 Barry J. O'Leary
                                 Senior Vice President, Finance
                                 and Treasurer


Dated: March 25, 1996